Exhibit 99.1

Global Payments Enters Definitive Agreement to Acquire

EVO Payments

•	Accelerates technology-enabled, software-driven strategy through further penetration into integrated and business-to-business (B2B) payments

•	Enhances exposure to faster growth markets through entry into new geographies and by adding further scale to existing businesses

•	Generates combined customer base of more than 4.5 million merchant locations and over 1,500 financial institutions globally

•	Provides significant financial and operating scale with combined adjusted net revenue of $9.8 billion[1] and adjusted EBITDA of $4.7 billion[1]

•	Offers compelling value creation with significant expected synergies and adjusted earnings per share accretion in the first year post close

ATLANTA — August 1, 2022 — Global Payments Inc. (NYSE: GPN), a leading worldwide provider of payment technology and software solutions, and EVO Payments, Inc. (NASDAQ: EVOP), a leading global provider of payment technology integrations and acquiring solutions, today announced that Global Payments will acquire EVO in an all-cash transaction for $34.00 per share.

The transaction will significantly increase Global Payments’ target addressable markets, further enhance its leadership in integrated payments worldwide, expand its presence in new and existing faster growth geographies, and augment its B2B software and payment solutions with the addition of accounts receivable software with broad third-party acceptance.

“The acquisition of EVO is highly complementary to our technology-enabled strategy and provides meaningful opportunities to increase scale in our business globally,” said Cameron Bready, President and Chief Operating Officer, Global Payments. “Together with EVO, we are positioned to deliver an unparalleled suite of distinctive software and payment solutions to our combined 4.5 million merchant locations and more than 1,500 financial institutions worldwide.”

The transaction will expand Global Payments’ geographic footprint into attractive new geographies such as Poland, Germany, Chile, and upon closing, Greece, as well as enhance its scale in existing markets, including the United States, Canada, Mexico, Spain, Ireland and the United Kingdom.

[1]	Combined 2023E based on Factset consensus estimates for GPN and EVOP and excludes synergies; includes Netspend consumer assets.

The acquisition will also add leading accounts receivable automation software capabilities that complement Global Payments’ existing B2B and accounts payable offerings. Further, EVO will bring an array of key technology partners and proprietary integrations, including with the most widely used ERP software providers.

“Joining EVO and Global Payments will unite highly complementary portfolios of technology-enabled products and partnerships to create an even stronger organization serving a broader customer base,” added Jim Kelly, Chief Executive Officer, EVO. “Over the last decade, the EVO team has worked diligently to advance our innovative solutions, strengthen the service we provide to our bank and technology-enabled partners, and grow our global footprint. This transaction is an achievement for our company, and we believe it delivers compelling value to our shareholders and accelerates our growth opportunities.”

Transaction Details

The transaction has been unanimously approved by each company’s Board of Directors. Pursuant to the terms of the merger agreement, Global Payments will acquire the outstanding equity of EVO for $34.00 per share in cash ($4.0 billion of enterprise value for EVO). The purchase price represents a premium of approximately 24% and 40% to EVO’s last closing price and to its 60-day average price, respectively, as of July 29, 2022.

Global Payments expects to finance the acquisition with cash on hand and a committed bank facility. Silver Lake will make a strategic investment of $1.5 billion in Global Payments in the form of a convertible note. In connection with the investment by Silver Lake, and subject to market conditions and other factors, Global Payments expects to enter into a call spread or other derivative transaction designed to raise the effective conversion premium of the convertible note.

The transaction, which is subject to EVO stockholder approval, regulatory approvals and other customary closing conditions, is expected to deliver $125 million of run-rate synergies and be accretive in the first year after close. The transaction is expected to close no later than the first quarter of 2023.

Certain investment funds affiliated with Madison Dearborn Partners, LLC and other EVO stockholders have entered into voting agreements pursuant to which they have agreed, among other things, to vote their shares of EVO stock in favor of the transaction, subject to certain conditions. These stockholders currently represent approximately 22% of the voting power of EVO’s stock.

Advisors

BofA Merrill Lynch and J.P. Morgan Securities LLC are serving as financial advisors to Global Payments and have provided committed financing. Goldman, Sachs & Co., Barclays, Evercore and Greenhill & Co, Inc. have also provided financial advice to Global Payments. Wachtell, Lipton, Rosen & Katz is serving as legal advisor to Global Payments.

Citi is serving as financial advisor to EVO and King & Spalding LLP is serving as EVO’s legal advisor.

Conference Call

Global Payments’ management will host a live audio webcast today, August 1, 2022, at 8:00 a.m. EDT to discuss the company’s second quarter financial results and business highlights, as well as details about the acquisition. The audio webcast, along with supplemental financial information, can be accessed via the investor relations page of the company’s website at investors.globalpaymentsinc.com. A replay of the audio webcast will be archived on the company’s website following the live event.

About Global Payments

Global Payments Inc. (NYSE: GPN) is a leading payments technology company delivering innovative software and services to our customers globally. Our technologies, services and team member expertise allow us to provide a broad range of solutions that enable our customers to operate their businesses more efficiently across a variety of channels around the world.

Headquartered in Georgia with approximately 25,000 team members worldwide, Global Payments is a Fortune 500® company and a member of the S&P 500 with worldwide reach spanning over 170 countries throughout North America, Europe, Asia Pacific and Latin America. For more information, visit www.globalpayments.com and follow Global Payments on Twitter (@globalpayinc), LinkedIn and Facebook.

About EVO Payments

EVO Payments, Inc. (NASDAQ:EVOP) is a leading payment technology and services provider. EVO offers an array of innovative, reliable, and secure payment solutions to merchants ranging from small and midsize enterprises to multinational companies and organizations across the globe. As a fully integrated merchant acquirer and payment processor in over 50 markets and 150 currencies worldwide, EVO provides competitive solutions that promote business growth, increase customer loyalty, and enhance data security in the markets it serves.

Founded in 1989 by Ray Sidhom, Chairman, and Jeff Rosenblatt, Executive Vice Chairman, in Melville, New York, EVO is today headquartered in Atlanta, GA with over 2,400 employees serving more than 550,000 merchants around the world.

Forward-Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Global Payments Inc. (“Global Payments”) and EVO Payments, Inc. (“EVO Payments”), including, but not limited to, statements about the strategic rationale and benefits of the proposed transaction between Global Payments and EVO Payments, including future financial and operating results, Global Payments’ or EVO Payments’ plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “targeted,” “will,” or “would,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Global Payments’ or EVO Payments’ control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Global Payments’ and EVO Payments’ ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and EVO Payments stockholders approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that EVO Payments’ business will not be integrated successfully, including with respect to implementing systems to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units, or that such integration may be more difficult, time-consuming or costly than expected; Global Payments’ ability to obtain the expected financing to consummate the proposed transaction, and the continued availability of capital and financing for Global Payments following the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers, including as it relates to EVO Payments’ ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; failing to comply with the applicable requirements of Visa, Mastercard or other payment networks or card schemes or changes in those requirements; the ability of EVO Payments to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the business, economic and political conditions in the markets in which EVO Payments operate; the impact of new or changes in current laws, regulations, credit card association rules or other industry standards, including privacy and cybersecurity laws and regulations; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the transaction on the market price of Global Payments and EVO Payments’ common stock; the risk of potential stockholder litigation associated with the possible transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of EVO Payments or the combined company; general economic conditions; and other risks and uncertainties affecting Global Payments and EVO Payments, including those described from time to time under the caption “Risk Factors” and elsewhere in Global Payments’ and EVO Payments’ Securities and Exchange Commission (“SEC”) filings and reports, including Global Payments’ Annual Report on Form 10-K for the year ended December 31, 2021, EVO Payments’ Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which Global Payments or EVO Payments are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Global Payments and EVO Payments caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Global Payments or EVO Payments on their respective websites or otherwise. Neither Global Payments nor EVO Payments undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction between Global Payments and EVO Payments. In connection with the proposed transaction, EVO Payments intends to file a proxy statement with the SEC. EVO Payments may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of EVO Payments. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF EVO PAYMENTS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about EVO Payments and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by EVO Payments will be available free of charge on EVO Payments’ website at www.evopayments.com under the heading “Investors” or, alternatively, by directing a request by telephone or mail to EVO Payments at (770) 336-8463 or Ten Glenlake Parkway, South Tower, Suite 950, Atlanta, Georgia, 30328, Attention: Investor Relations.

Participants in the Solicitation

EVO Payments, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from EVO Payments stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of EVO Payments stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about these persons is included in EVO Payments’ annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the proxy statement when filed.

Investor Contacts:

Winnie Smith, Senior Vice President, Investor Relations, Global Payments

770.829.8478

investor.relations@globalpay.com

Sarah Jane Schneider

Investor Relations & Corporate Communications Manager, EVO Payments

770.709.7365

investor.relations@evopayments.com

Media Contacts:

Emily Edmonds, Vice President, Corporate Communications, Global Payments

770.829.8755

media.relations@globalpay.com

Dan Scorpio or Kyla MacLennan

Abernathy MacGregor for EVO Payments

646.899.8118 / 646.939.3062

dps@abmac.com / kam@abmac.com